UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska, 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska, 68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  06/30/2013

Item 1.  Reports to Stockholders.

Semi - Annual Report

June 30, 2013

1-866-390-0440

www.investmentpartnersfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

August 15, 2013

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual report of the Investment Partners Opportunities Fund, (the “Fund”), for the period ending June 30, 2013.

The Fund’s primary objective remains long-term capital appreciation with income as a secondary objective.

ECONOMIC BACKDROP AND PORTFOLIO PERFORMANCE

Since inception in mid-January 2010, the Fund’s investment posture has been cautious and conservative. Our hesitancy to be fully invested at any time resulted from the recognition that the fiscal deterioration of the Nation, caused by too much spending at all levels funded by debt, would inevitably hurt consumers, investors and the overall economy.

Over time the job of rectifying the financial imbalances became the responsibility of the Federal Reserve which naturally moved to save the banks. Once Ben Bernanke decided to create liberal monetary policies to fight the recessionary and deflationary forces plaguing the system, there was no turning back. The Federal Reserve’s solution was to conduct the biggest economic experiment in history. After the Financial Crises of 2008-2009, the creation of more debt through unprecedented money printing was expected to stabilize the dollar and lower unemployment.

The Federal Reserve is no doubt aware that historically, markets tend to anticipate the inflationary impact of a continuation of manipulative intervention activities. They know that inevitably such actions are bad for financial assets of all types. In spite of that knowledge the experiment continues and the market loves it.

The equity markets have been conditioned to expect that it is safe to assume that the risks have been taken out of allocating the majority of most portfolios to equities. This risk-on trade has given rise to speculation, a so-called asset bubble. The relative safety normally accorded to holders of bonds and savers in general has been given secondary priority. With interest rates at historically low levels there is no way for bonds to compete with stocks unless, of course, a powerful deflation develops.

This time, what should have been a normal reaction to the policy of stimulative activities was embraced by investors in the hope that kick-starting the economy was necessary. Investors reasoned that for the Federal Reserve not to act would have produced a worse outcome, particularly for the banks which fall under its control.  The Fed further reasoned that if moderate inflation were to result they could apply the “breaks” in sufficient time. Market participants bought the Fed’s logic and equity assets appreciated substantially.

In the beginning of the year, the Fund was positioned first with the idea that government would focus on fiscal imbalances and austerity measures with less government spending. Second, there would be a realization that quantitative easing measures were not working and that interest rates would actually rise with recognition of the inevitability of inflationary biases. Third, the European situation would worsen before it got better and Asian markets would continue to grow albeit at a lesser pace.

Given that was our position through the first half of 2013, the Fund’s total return based on net asset value (“NAV”) was 4.13% for the six months ending June 30, 2013. The S&P 500 Total Return Index during the same period gained 13.82%. The Fund’s return was weighed down by the allocation of approximately 29% of Total Net Assets in the Energy and Mining Sectors in addition to maintaining cash balances approximating 12% of Total Net Assets. Certain of our other holdings, particularly those in the technology space, most notably Yahoo (2.8% of Total Net Assets at June 30, 2013), Cisco (1.5%), Microsoft (1.1%) and Micron (2.7%) performed well.

For the first six months of 2013 the portfolio’s investment income was $100,743 from dividends and interest. Net realized gain from investments, options written and foreign currency transactions was $221,886.  The positive performance, particularly from dividends, interest and option call writing, contributed to accomplishing our secondary objective of generating an income return. While it is still too early in the year to determine whether the Fund will be in a position to declare a distribution, we intend to focus on this objective as we have since the Fund’s inception.

The Fund’s total annualized 1-year return based on Net Asset Value (“NAV”) at June 30, 2013 was 2.49% without load (-3.39% with load).  The S&P 500 Total Return Index gained 20.60% during the same period. The Fund’s return was weighed down by allocation of assets to the Energy and Mining Sectors in addition to maintaining somewhat high cash balances.

The Fund’s total annualized return based on Net Asset Value (“NAV”) on June 30, 2013 was 0.21% since inception without load (-1.49% with load), inclusive of the $0.27 per share 2010 distribution, the $0.39 per share 2011 distribution and the $0.10 per share 2012 distribution. The S&P 500 Total Return Index gained 12.92% during the same period.  The Fund’s relative performance was largely a result of our defensive posture of maintaining a relatively high cash balance during much of the period.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until April 30, 2014, to ensure that the net annual fund operating expenses will not exceed 2.75% for Investment Partners Opportunities Fund Class A, subject to possible recoupment from the Fund in future years. Without these waivers, the total annual operating expenses would be 4.05%. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-866-390-0440.

As we stated in our 2012 annual report, our central focus in 2013 and 2014 will be on the role of government and governance at all levels. Until we can answer the question of whether government can cut back on its spending habits without going back on its promises of better future lives for its citizens, we will remain cautious. At this writing we don’t get the feeling that Congress and the President nor the Federal Reserve are serious about dealing with failed financial policies and fiscal imbalances that caused markets to collapse in the recent past. Dodd-Frank legislation is yet to be enacted, provisions in the Affordable Care Act have been pushed back a year, and a balanced budget is just an illusion. It seems that no one has the courage to deal with the harsh realities and the consequences.

In spite of these macro issues, using traditional analysis tools and applying the theory inherent in value style investing, we have been able to uncover a number of investment candidates.  Some of these have worked out sooner than expected, while in some instances it is too soon to gauge whether our patience will be rewarded. As we have stated before, value investors as a class share one thing in common, the quest to buy something that others will pay more for in the future.  A deep value investor senses a bargain purchase even if the merchandise is, in the eyes of the market, flawed.  Sometimes those assets prove to be remarkable finds over the long-term. However, in other instances, the investment is cheap for a reason.

We remain committed to finding unique securities in which to invest using “value” style principles and to deriving some income to reward our patience.

FIRST HALF OF 2013

The first six months of 2013 was a period of generally rising equity prices based essentially on five beliefs:

•

Normal domestic economic growth would eventually result from the continuation of unprecedented accommodative Federal Reserve policies.

•

There would be a consumer led demand cycle accompanied by a decrease in unemployment.

•

Equity markets would anticipate better times ahead, price to earnings multiples would expand and the wealth effect would encourage consumer spending.

•

Industry would get more confident and invest in plant and equipment once they could forecast demand with more certainty.

•

Global expansion with rising world trade, improved capital availability and functioning credit markets would sustain a worldwide boom.

We have not bought into any of these beliefs in the short term largely because the data does not support the reasoning.

In our opinion, the risks of any errant policy coming out of Washington, Europe, the Middle East or Asia could change investor perception and deal a blow to investor and/or consumer and business confidence at any time.  There is now sufficient evidence that indicates that the Fed’s interest rate machinations have done little to instill enough confidence for the economy to grow at other than an anemic pace. They say quantitative easing measures have been accompanied by quiescent inflation and there is improvement in housing and employment.  Because interest rates in general were at historic lows the stock market became the place to be by default. Economists believe that rising asset values, the so-called Wealth Effect, leads to spending.

So far the rise in spending has not been impressive as consumers continue to deleverage.  In support of our skepticism were government statistics indicating to us that there were no measurable, tangible, sustainable benefits from prior quantitative easing experiments.  Creating over $3 trillion in liquidity should have created a healthier economic rebound.  Instead, nearly five years after the financial collapse, economists now anticipate a slow-down in an already anemic GDP growth forecast for the second half of 2013.  With the uncertainty brought about by the European recession and a slowdown in the Chinese economy, there is a real possibility of stagflation.

The economy is still fragile and vulnerable.  Any unanticipated shock to the system, during a period of consumer deleveraging and government induced austerity, is likely to limit expansion as it already has in Europe.

The Fed’s purchase of Treasury debt has created a scarcity and induced an interest rate so low that savers and investors cannot get a suitable return on their investment at a premium to inflation.  In short, Federal Reserve policies created a boom in the stock market but not much more. In addition unemployment statistics understate the true amount of financial hardship felt by the middle class worker. This is not just true in the private sector.

As Detroit’s bankruptcy has just proved, the public sector is vulnerable, particularly at the state and local levels. Budgetary strain with a curtailment of services, salary caps, layoffs and head-count reductions are now more likely. Essentially, the states and cities can’t print money and have to work with balanced budgets. In the future, they will have an increasingly hard time borrowing money. As a result, they have no choice but to become more austere or raise taxes.

We believe that the eventual unwinding of massive public debts will impact virtually every American because taxes will rise along with interest rates.  When government curtails spending, unemployment (already a problem, both politically and economically) will rise, entitlements will be cut and interest rates, in the market, will reflect the credit worthiness of the borrower rather than be set by Federal Reserve meddling.

Simply put, this is not exactly the environment that should have rewarded investors in 2013, but so far it did.

During the first half of 2013 we allocated capital to companies which we believed were selling at price to earnings multiples less than their historic growth rates or returns on invested assets and/or discounts to their asset values.  We have also pursued some special situations where we believed longer term assets were mispriced.

We have formulated an investment strategy that is predicated on the belief that the unwinding of excessive debt worldwide should create massive economic dislocations that will in turn produce extraordinary future opportunities for patient investors. Similarly, we observed that other opportunities were being created by disruptions in various sectors of the economy. In particular, technological changes seem to be more significant and more frequent. Legislative and regulatory enactments have the effect of punishing those that have not planned or rewarding those that have positioned their businesses to benefit.

We need look no further than the semiconductor manufacturing space where Micron purchased the failed Japanese manufacturers out of bankruptcy, or the beneficiaries of properties where fracking technology improves the chances of making the Nation energy sufficient.

At the end of 2012, we began a process of trying to identify the winners and potential losers based on emerging trends. While not much had changed in a macro sense to instill confidence in us that government will get it right, there are some common sense realities that even the densest politicians can’t deny forever.  The private sector has committed capital and manpower in America to make the Country less dependent on foreign sources. Alternative energy infrastructure is being built by the likes of Clean Energy Corporation; machines to grow crystals for solar panels are being produced by companies like GT Advanced Technology. Ecologically friendly pesticides are being developed by companies like American Vanguard. Apple Computer and Samsung continue to make the world more interconnected through advances in communications.

While we recognize that the financial sector did reasonably well in the first half of 2013 we remain convinced that banks are still mispricing their assets and understating their liabilities. So we did not invest directly in the sector. We did focus, however, on dividend paying closed end funds, and real estate investment trusts and master limited partnerships that could gain as a result of the low interest environment. As a further way to possibly create an income stream, we wrote portfolio options on cash rich technology companies selling at discounted prices because of market misperception.

Also, on the positive side, we made decent returns from the planned buyout of Dell Computer (sold during June, 2013), as well as the continued outperformance of Texas Pacific Land Trust (2.5% of Total Net Assets at June 30, 2013.) Unfortunately, given investors’ mad scramble for yield, securities that are normally attractive thematic holdings for the fund have, in some instances, been bid up by the overall market past the point where we think we can make meaningful returns.  We will continue to use a tactical allocation approach toward these areas on a case by case basis, but prefer to be patient and collect securities which to us appear to be inexpensive for other reasons.

Underperformance of certain investments, most notably those in the commodity space, particularly gold and silver, hurt performance. The Sprott Physical Gold Trust (1.7% of Total Net Assets at June 30, 2013), Central Fund of Canada (1.4%), ETFS Physical Silver (0.7%), Silver Wheaton (1.5%) and Yamaha Gold (1.5%) collectively accounted for unrealized depreciation of approximately $204,000 at June 30, 2013.

Commodity prices by their very nature are volatile. In the precious metals space, price movements are often emotionally driven. This is particularly true in the gold markets. We own securities tied to gold because of the discipline gold has when measured against fiat currencies created by central bankers out of thin air.

We view the recent price decline as a buying opportunity.

TRENDS AND DIRECTION

Since April 2013 investors have been warned to expect that the Federal Reserve would later this year begin withdrawing support for their asset purchase program by gradually reducing the amount of monthly purchases, better known as tapering. Anyone who has read our reports for the past three years knows we have never been fans of government interference in markets.

In spite of Mr. Bernanke’s promise to keep rates artificially low for an extended period of time the free markets are taking over. In short, longer term interest rates are rising and fixed income investments are falling. The markets through June spoke loudly that yields in the 2.5% - 3.0% range did not approximate a level at which the Fed can step away in earnest.  While the trade so far has been out of bonds and into certain liquid equities (many of which are historically at extreme valuation levels), we have seen that in previous periods where interest rates go up, stocks blow off, and the price of money rises.  A credit bubble tends to pop, especially when yields on treasuries exceed yields on stocks, as is the case now.

We have been warning that even a hint that the Fed would attempt to unwind its balance sheet would be perceived as removing the punch bowl, signaling that the party would soon be over. Given the enormity of the stimulus over the past four years the credit and equity markets would be destabilized.

We have now entered a dangerous period for those who don’t see this as a way to destroy income oriented portfolios. In order to minimize the impact of rising rates the Fund has steadfastly avoided investments in any long term sovereign bonds or bond funds. We have also been cognizant that interest rate sensitive stocks would also be vulnerable and have tried to keep these to a minimum. If interest rates rise, companies with a lot of debt may find it more difficult to grow.  Additionally, their distributed cash may be less, which could make their share prices vulnerable.

Another offshoot of higher rates is an overvalued US dollar, a smack-down in commodities (ex-oil), real estate, preferred stocks and other interest rate sensitive issues.  To date, the Fund’s diversified portfolio with non-correlated assets such as gold and natural resources along with certain equities in normal times should perform relatively well. We believe our primary focus on value and deep-value oriented issues could provide the necessary balance to maintain the portfolio in our attempt to neutralize the effect of rising rates.

MARKET REVIEW

Here we are one year later. We have now passed the midpoint of 2013 and the tug of war between deflationary forces and the Fed’s desire to create inflation has still not been resolved.

In a consumer society like the United States deflation develops when consumers curtail spending, particularly when they are worried about their jobs and economic future.  In a natural business cycle, savings increase to a point at which the pent-up-demands begin to encourage spending again.  We are not there yet.  Two indicators of the timing for increased spending will be when prices get low enough or the Government enacts policies that induce spending such as changing the reserve requirements for banks. Modern day economic theory suggests that it is government’s sacred duty to create an environment that forces the population at large to spend.  One such method is the creation of money that produces sufficient inflation, which in turn toys with the consumers’ psyche, making consumers feel that they should buy now before prices go up.  Since the Federal Reserve has a dual mandate - Price Stability and Full Employment, having monetary policies that are accommodative normally encourage spending from savings along with borrowings by industry to fulfill demand.  The theory goes that employers will need to hire labor.   As jobs become scarce, wages rise and the overall economy gets back to normal.

Creating debt however, which the Government has no intention of fully repaying in today’s dollars, takes capital from the productive sector and transfers it to others.  In any normal lending scenario, such terms would be unacceptable to a reasonable creditor.  Advanced societies in mature economies reach a point where the temptation to accelerate credit expansion to counteract deflation does no good.

In our opinion, we are at that point.  Such an environment is known as stagflation.  The cost of essential products and services rise, outstripping the income earned from work or the interest and dividends from savings.

Another effect of accommodative Federal Reserve Policy is to create asset inflation.  In our opinion, the relatively unattractive yields on government paper could have the effect of herding investors into more risky assets – potentially creating an asset bubble in certain segments of the market.

OUTLOOK AND STRATEGY

Fundamentally, we have not changed our opinions much since we wrote to you in our year-end 2012 annual report.

We predicated our forecast for 2013 on the belief that, after the Presidential election, a continuance of the Federal Reserve’s program of debt creation would be recognized as a failed policy, and the focus would shift to recognition of the need for more permanent structural reform.

We stated that to delay the process would be a missed opportunity, making it harder for the economy to grow. Indeed we stated that if there were procrastination the sluggish recovery would persist with ever increasing odds of stagflation, dampening the economy’s potential for sustainable growth.

Both political parties would have to eventually come to their senses and come up with compromised solutions. As of this writing, there has not been a meeting of the minds. There appears to be no sense of urgency that revenues need to be raised, debts consolidated and ongoing expenses reduced. Sadly, Government has failed to set priorities.

We saw that the first half of 2013 would be characterized as a time of words; debt reduction, austerity and shared sacrifice, while the second half would produce specific action, the music so to speak, to go along with the words.

Now we are not quite sure that the economic situation will not worsen before there is a dose of reality.  As a consequence, the overall investment environment has grown more challenging. The stock market is at a historic high, the world is awash in liquidity and interest rates are still near historic lows. Housing has shown some sign of recovery, depending on geographic location, but mortgage rates have risen, threatening the recovery.

As we enter the second half of 2013 eight important issues have surfaced:

•

The Federal Reserve has signaled a reduction of their asset purchase program which falsely is being interpreted as credit tightening.

•

Longer term Interest rates are rising because of market forces outside the control of the Federal Reserve.

•

The economy is not strong enough for the Federal Reserve to reduce quantitative easing.

•

Unemployment remains stubbornly high with workers earning less disposable income.

•

European economies of the debtor nations are not quite strong enough for the central banks to remove their stimulus programs.

•

Fiscal imbalances are still present with political gridlock.

•

Global growth in China is not assured, Japan’s credit creation, tantamount to currency devaluation, produces added uncertainty.

•

Middle East tensions could plunge the region into chaos.

Our fundamental view for the balance of this year is that we may have seen the last of low interest rates, the low to no growth environment will continue, and that some form of inflation will develop.

We don’t see the second half economy picking up, nor will it grow much above trend.

As we close in on the fall we believe that the equity markets will have less and less confidence in orchestrated central bank initiatives here and abroad.  We tend to listen to the markets rather than political pundits and muddled-thinking optimists.  What the markets are telling us is that the rest of the year will be a lot more volatile and that the easy money has already been made.

Since we don’t particularly see this year ending well, the question then is, where do we go from here?

One of our most important overall strategies is to remain opportunistic by meaningfully participating in markets that we believe will draw investor attention.  One such area is the technology space.  World-wide companies with exceptionally strong asset rich balance sheets, dividend paying capacity and an ability to do share buy-backs, have a different dynamic than companies that depend on higher cost debt to fund their growth.

While our primary purpose remains long-term capital appreciation, income has become an increasingly important secondary objective.

The ultra-safe world of holding on to so-called “risk free” government bonds is over.  For this reason, we believe that portfolios should be constructed in an attempt to preserve capital and maintain purchasing power, particularly if the odds favor a possible recession.  In the coming months we also expect that the domestic and international issues and challenges will be brought into greater focus.  Health care, energy and taxes are expected to get widespread attention. We expect markets will be quite volatile, producing opportunities for profit mainly in equities.

We intend to strike a balance, focusing on issues that are clear beneficiaries if material change takes place in Government policies.

We remain convinced that in 2014 there will be an honest attempt to formulate a national energy policy – hopefully with a particular focus on natural gas exploration and production, transportation, and infrastructure development.  We believe the Fund is positioned quite well if this event were to take place. We have positioned our energy portfolio to be balanced and diversified - small companies as well as lesser known ones selling at what we believe are discounts to their undervalued holdings.

We also believe that modern technology companies are the future growth engines of the economy.  Approximately 21% of the Fund’s Total Net Assets are invested in computers, internet search, semiconductors, telecommunications, and software companies that could be categorized as participants in the technology space serving worldwide markets.

We believe that on a technological level, man will become more productive, learning to do more with less.  If Government, which believes that you need to do less with more, could only get the same message, we might get somewhere.  In spite of the promises of every recent past president, growth in government has outpaced the growth in the productive sector.

All government debt, when issued, is never intended to be repaid in equal value, but rather only in nominal terms over the life of the bonds.  We believe there should be some protection against the possibility of renewed inflation.  As such, we remain convinced that there is significant value in mining and minerals as well as precious metals, hence the Fund remains committed to this sector in spite of it being currently out of favor.  Finally, there are a number of small companies or issues that are not as well known in the portfolio that appear to us to be undervalued.  The fund has sizable positions in these non-dividend payers with an expectation that their future performance will be reflected in their securities prices.  These issues in the aggregate represent about 10% of the Fund’s Total Net Assets currently, but could contribute meaningfully to the Fund’s performance if their value, as we perceive it, develops for investors.

ADVOCACY AND ACTIVISM

As stated in the past, we are satisfied in the majority of our investments to be advocates and supportive outside minority holders of company securities where we feel managements and boards of directors are conscious of their duties to serve the needs of all investors.  As value managers, we sometimes purchase securities that have fallen out of favor or are in a so-called turn-around mode.  In such situations, sometimes - but not always - the interests of the outside minority investors can get lost in the shuffle.  We therefore tend to direct our advocacy and activism efforts to issuers who, in our opinion, may need extra support and guidance from their shareholders, or may require a strong reminder that they have a duty to their outside investors.

You may recall in the year-end report that we wrote about oil-and-gas MLP Constellation Energy Partners, software firm Rainmaker Systems, and life-insurance informatics company, Hooper Holmes.  These three companies have continued to be the primary focus of our advocacy and activism efforts during 2013, and we hope to have more to share regarding the progress of these specific special-situations in our year-end report.

____________________

We remain convinced that the purposes we had when we created this type of fund are fundamentally sound and look forward to demonstrating for you the effectiveness of redefining value investing.

We wish to thank you for your continued ownership and participation.  We hope to reward your patience with performance as the years go on.

One of the advantages of a small fund is your ability as owners to interact with us as managers.  If any of you would like to know more about our investment style or have any questions or comments please feel free to contact us.

Sincerely,

Frank J. Abella, Jr.

Frank (“Jay”) Abella, III

Gregg Abella

The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 6/30/2013.

2047-NLD-8/21/2013

Investment Partners Opportunities Fund
PORTFOLIO REVIEW
June 30, 2013 (Unaudited)

The Fund's performance figures* for the six months ended June 30, 2013, compared to its benchmark:
		Cumulative	Annualized
	Six Months	Since Inception **	Since Inception **
Investment Partners Opportunities Fund - Class A	4.13%	0.74%	0.21%
Investment Partners Opportunities Fund - Class A with load	(1.89)%	(5.05)%	(1.49)%
S&P 500 Total Return Index ***	13.82%	52.17%	12.92%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-866-390-0440.

** Inception date is January 15, 2010.

*** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Top Ten Industries	% of Net Assets
Oil & Gas	24.6%
Semiconductors	9.0%
Equity Funds	8.4%
Commodity Funds	8.0%
Commercial Services	6.5%
Computers	5.4%
Mining	4.7%
Debt Funds	4.1%
Internet	3.9%
Office/Business Equipment	3.2%
Other *	10.1%
Cash & Cash Equivalents	12.1%
100.0%
Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

* Other industry weightings represent less than 3.2% in the following industries: Beverages, Chemicals, Diversified Financial Services, Forest Products & Paper, Miscellaneous Manufacturing, Real Estate Investment Trust, Software and Telecommunications.

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS
June 30, 2013 (Unaudited)
Shares				Value

	COMMON STOCK - 65.0%
	BEVERAGES - 2.1%
85,000	SkyPeople Fruit Juice, Inc. *			$ 165,750

	CHEMICALS - 0.7%
2,300	American Vanguard Corp.			53,889

	COMMERCIAL SERVICES - 6.5%
20,000	Clean Energy Fuels Corp. * +			264,000
310,792	Hooper Holmes, Inc. *			111,885
374,432	Rainmaker Systems, Inc. *			146,029
				521,914
	COMPUTERS - 5.4%
800	Apple, Inc.			316,864
5,000	Cisco Systems, Inc. +			121,550
				438,414
	DIVERSIFIED FINANCIAL SERVICES - 0.6%
383,500	Aberdeen International, Inc.			52,961

	FOREST PRODUCTS & PAPER - 1.1%
1,300	Domtar Corp.			86,450

	INTERNET - 3.9%
9,000	Yahoo! Inc. * +			225,990
30,450	Zynga, Inc. - Cl. A * +			84,651
				310,641
	MINING - 4.7%
6,000	Silver Wheaton Corp.			118,020
109,702	Sprott Resource Lending Corp.			138,225
13,000	Yamana Gold, Inc.			123,630
				379,875
	OFFICE/BUSINESS EQUIPMENT - 3.2%
28,500	Xerox Corp. +			258,495

	OIL & GAS - 22.7%
60,000	Advantage Oil & Gas, Ltd. *			236,400
4,000	Canadian Oil Sands, Ltd.			74,253
2,500	ConocoPhillips +			151,250
199,301	Constellation Energy Partners LLC * - MLP			374,686
3,000	Devon Energy Corp.			155,640
13,000	Enerplus Corp.			192,270
1,200	Occidental Petroleum Corp.			107,076
40,000	Pengrowth Energy Corp.			197,200
2,400	Texas Pacific Land Trust			203,424
66,942	US Energy Corp. Wyoming *			138,570
				1,830,769
	REAL ESTATE INVESTMENT TRUST - 2.2%
7,000	Government Properties Income Trust			176,540

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013 (Unaudited)
Shares				Value

	SEMICONDUCTORS - 9.0%
50,000	GT Advanced Technologies, Inc. *			$ 207,500
15,000	Micron Technology, Inc. * +			214,950
8,500	OmniVision Technologies, Inc. * +			158,525
250	Samsung Electronics Co., Ltd. ** - GDR			145,750
				726,725
	SOFTWARE - 1.1%
2,500	Microsoft Corp.			86,325

	TELECOMMUNICATIONS - 1.8%
4,000	AT&T, Inc.			141,600

	TOTAL COMMON STOCK (Cost - $5,446,952)			5,230,348

	CLOSED-END FUNDS - 15.3%
	DEBT FUNDS - 4.1%
2,456	Aberdeen Global Income Fund, Inc.			27,163
10,000	Cohen & Steers Infrastructure Fund, Inc.			188,900
7,900	First Asset Diversified Convertible Debenture Fund			112,065
				328,128
	COMMODITY FUNDS - 3.5%
8,000	Central Fund of Canada Ltd. - Cl. A			108,800
10,000	Nuveen Diversified Commodity Fund			170,690
				279,490
	EQUITY FUNDS - 5.8%
35,800	BlackRock Enhanced Equity Dividend Trust			272,438
15,982	S&P Quality Rankings Global Equity Managed Trust			199,775
				472,213
	OIL & GAS FUND - 1.9%
5,178	Tortoise MLP Fund, Inc.			151,353

	TOTAL CLOSED-END FUNDS (Cost - $1,223,251)			1,231,184

	EXCHANGE TRADED FUNDS - 6.5%
	COMMODITY FUNDS - 4.5%
3,000	ETFS Physical Silver Shares *			58,260
1,000	ProShares UltraShort Oil & Gas *			66,180
13,000	Sprott Physical Gold Trust *			132,990
3,000	United States Short Oil Fund LP *			108,390
				365,820
	EQUITY FUNDS - 2.0%
5,500	ProShares Short Dow30 *			162,938

	TOTAL EXCHANGE TRADED FUNDS (Cost - $647,060)			528,758

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013 (Unaudited)
Contracts **				Value
	PURCHASED OPTIONS - 0.6%
	PURCHASED PUT OPTIONS - 0.4%
100	Clean Energy Fuels Corp., September 2013, Put @ $11			$ 2,500
100	iShares Russell 2000 ETF, August 2013, Put @ $97			30,400
100	Micron Technology, Inc., July 2013, Put @ $12			600
85	Omnivision Technologies, July 2013, Put @ $14			425
				33,925
	PURCHASED CALL OPTIONS - 0.2%
300	ProShares Short Dow 30, August 2013, Call @ $30			13,500

	TOTAL OPTIONS (Cost - $66,067)			47,425

Principal Amount		Coupon Rate (%)	Maturity
	BONDS & NOTES - 0.5%
	MISCELLANEOUS MANUFACTURING - 0.5%
$ 250,000	Eastman Kodak Co. *^ (Cost - $224,688)	7.0000	4/1/2017	39,688

	TOTAL INVESTMENTS - 87.9% (Cost - $7,608,018) (a)			$ 7,077,403
	OTHER ASSETS AND LIABILITIES - NET - 12.1%			972,748
	TOTAL NET ASSETS - 100.0%			$ 8,050,151

* Non-Income producing security.
+ All or part of these securities were held as collateral for written call options as of June 30, 2013.

 ^ Represents issuer in default on interest payments and is therefore considered a non-interest producing security. On January 19, 2012, Eastman Kodak filed for bankruptcy protection, and previously accrued interest has been written off.

GDR - Global Depositary Receipt
MLP - Master Limited Partnership

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes, including call options written, is $7,775,434 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation			$ 603,815
	Unrealized depreciation			(1,373,453)
	Net unrealized depreciation			$ (769,638)

Contracts **
				Value
	CALL OPTIONS WRITTEN
40	Cisco Systems, Inc., August 2013, Call @ $25			$ 2,600
50	Clean Energy Fuels Corp., August 2013, Call @ $13			4,500
50	Clean Energy Fuels Corp., September 2013, Call @ $14			2,850
10	Conoco Phillips, July 2013, Call @ $60			1,210
15	Conoco Phillips, July 2013, Call @ $65			15
40	Micron Technology, Inc., July 2013, Call @ $15			1,320
85	Omnivision Technologies, December 2013, Call @ $17			28,050
12	Xerox Corp., January 2014, Call @ $10			480
90	Yahoo, Inc., July 2013, Call @ $22			28,530
50	Zynga, Inc., July 2013, Call @ $3			350
100	Zynga, Inc., August 2013, Call @ $3			1,700
	TOTAL CALL OPTIONS WRITTEN - (Premiums received - $36,240) (a)			$ 71,605

** Each option contract allows the holder of the option to purchase, or sell, 100 shares of the underlying security.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013 (Unaudited)

ASSETS
Investment securities:
At cost	$ 7,608,018
At value	$ 7,077,403
Cash	1,323,056
Receivable for securities sold	125,044
Dividends and interest receivable	9,362
Prepaid expenses	3,640
TOTAL ASSETS	8,538,505

LIABILITIES
Payable for investments purchased	394,847
Option contracts written (Premiums received $36,240)	71,605
Investment advisory fees payable	2,168
Distribution (12b-1) fees payable	2,218
Fees payable to other affiliates	6,445
Accrued expenses and other liabilities	11,071
TOTAL LIABILITIES	488,354
NET ASSETS	$ 8,050,151

Net Assets Consist Of:
Paid in capital	$ 8,675,924
Accumulated net investment loss	(159,655)
Accumulated net realized gain from investments, options written
and foreign currency transactions	99,913
Net unrealized depreciation on investments, options written,
and foreign currency translations	(566,031)
NET ASSETS	$ 8,050,151

Net Asset Value Per Share:
Class A Shares:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	863,096
Net asset value (Net Assets divided by Shares Outstanding)
and redemption price per share	$ 9.33
Maximum offering price per share (maximum sales charges of 5.75%) (a)	$ 9.90

(a)

On investments of $1 million or more, the maximum sales charge will not apply. Instead the investment may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 12 months.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2013 (Unaudited)

INVESTMENT INCOME
Dividends (Net of $6,529 foreign taxes withheld)	$ 100,108
Interest	635
TOTAL INVESTMENT INCOME	100,743

EXPENSES
Investment advisory fees	61,219
Administrative services fees	18,874
Transfer agent fees	16,232
Distribution (12b-1) fees	14,284
Accounting services fees	13,241
Audit fees	7,951
Compliance officer fees	7,313
Legal fees	6,698
Registration fees	6,662
Printing and postage expenses	3,433
Trustees' fees and expenses	2,994
Custodian fees	1,752
Non 12b-1 shareholder services fees	1,420
Insurance expense	383
Other expenses	1,352
TOTAL EXPENSES	163,808
Fees waived by the Advisor	(51,629)
NET EXPENSES	112,179

NET INVESTMENT LOSS	(11,436)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	192,419
Options written	29,525
Foreign currency	(58)
Net realized gain from investments, options written and foreign currency transactions	221,886

Net change in unrealized appreciation (depreciation) from:
Investments	163,359
Options written	(36,453)
Foreign currency translations	(33)
Net change in unrealized appreciation (depreciation) from investments, options written
and foreign currency translations	126,873

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS	348,759

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 337,323

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012
OPERATIONS
Net investment loss	$ (11,436)	$ (63,619)
Net realized gain (loss) from investments, options
written, and foreign currency transactions	221,886	(64,059)
Distributions of realized gains from underlying investment
companies	-	1,195
Net change in unrealized appreciation (depreciation) on investments,
options written and foreign currency translations	126,873	(85,036)
Net Increase (Decrease) in Net Assets Resulting From Operations	337,323	(211,519)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	-	(23,780)
From net realized gains	-	(63,805)
Net decrease in net assets from distributions to shareholders	-	(87,585)

BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	41,200	152,700
Net asset value of shares issued in reinvestment of distributions
to shareholders	-	70,698
Payments for shares redeemed	(485,303)	(339,919)
Net decrease in net assets from shares of beneficial interest	(444,103)	(116,521)

TOTAL DECREASE IN NET ASSETS	(106,780)	(415,625)

NET ASSETS
Beginning of Period	8,156,931	8,572,556
End of Period*	$ 8,050,151	$ 8,156,931
* Includes accumulated net investment loss of:	$ (159,655)	$ (148,219)

SHARE ACTIVITY
Class A Shares:
Shares Sold	4,365	16,124
Shares Reinvested	-	7,803
Shares Redeemed	(51,690)	(36,540)
Net decrease in shares of beneficial interest outstanding	(47,325)	(12,613)

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class A
		Six Months Ended		Year Ended	Year Ended	Period Ended
		June 30, 2013		December 31,	December 31,	December 31,
		(Unaudited)		2012	2011	2010 (1)

Net Asset Value, Beginning of Period		$ 8.96		$ 9.29	$ 10.78	$ 10.00
Income (loss) from investment operations:
	Net investment loss (2)	(0.01)		(0.07)	(0.10)	(0.14)
	Net realized and unrealized
	gain (loss) on investments	0.38		(0.16)	(1.00)	1.19
Total from investment operations		0.37		(0.23)	(1.10)	1.05

Less distributions from:
	Net investment income	-		(0.03)	-	-
	Net realized gains	-		(0.07)	(0.39)	(0.27)
Total from distributions		-		(0.10)	(0.39)	(0.27)

Net Asset Value, End of Period		$ 9.33		$ 8.96	$ 9.29	$ 10.78

Total return (3)		4.13%	(4)	(2.53)%	(10.19)%	10.52%	(4)

Ratios/Supplemental Data
	Net assets, end of period (000s)	$ 8,050		$ 8,157	$ 8,573	$ 9,796
	Ratio of gross expenses to average net assets (5)	4.02%	(6)	3.85%	3.64%	4.09%	(6)
	Ratio of net expenses to average net assets (5)	2.75%	(6)	2.75%	2.75%	2.75%	(6)
	Ratio of net investment loss to average net assets (5,7)	(0.28)%	(6)	(0.74)%	(0.91)%	(1.39)%	(6)
	Portfolio Turnover Rate	40%	(4)	88%	146%	124%	(4)

(1)	The Investment Partners Opportunities Fund commenced operations on January 15, 2010.
(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)

Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads.  Had the Advisor not waived a portion of its fees, total returns would have been lower.

(4)	Not annualized.
(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying
	investment companies in which the Fund invests.
(6)	Annualized.
(7)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investments
	in which the Fund invests.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2013 (Unaudited)

1.

ORGANIZATION

The Investment Partners Opportunities Fund (the “Fund”) is a separate non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective.

The Fund currently offers Class A shares only. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Option contracts listed on a securities exchange or board of trade (not including Index options) for which market quotations are readily available shall be valued at the last reported sales price or, in the absence of a sale, at the last reported bid price on the valuation date. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013 (Unaudited)

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities, are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies.  The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013 (Unaudited)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2013 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 5,230,348	$ -	$ -	$ 5,230,348
Closed - End Funds	1,231,184	-	-	1,231,184
Exchange Traded Funds	528,758	-	-	528,758
Purchased Options	47,425	-	-	47,425
Bonds & Notes	-	39,688	-	39,688
Total	$ 7,037,715	$ 39,688	$ -	$ 7,077,403

Liabilities *	Level 1	Level 2	Level 3	Total
Call Options Written	$ 71,605	$ -	$ -	$ 71,605
Total	$ 71,605	$ -	$ -	$ 71,605

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classifications.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security transactions and related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign currency transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013 (Unaudited)

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2010-2011) or expected to be taken for the Fund’s 2012 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the six months ended June 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $2,940,231 and $4,057,060, respectively.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The Fund may write (sell) covered call options and purchase call and put options.

When the Fund writes an option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  Written and purchased options are non-income producing securities. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. The net change in unrealized appreciation/(depreciation) on options written was $(36,453) as of the period end and is included in the line marked “Net change in unrealized appreciation/(depreciation) from Options written” on the Statement of Operations.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013 (Unaudited)

For the six months ended June 30, 2013, the Fund had net gains of $29,525, which is included in net realized gain from options written in the Statement of Operations. The derivative instruments outstanding as of June 30, 2013 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume activity for the Fund.

Option Contracts Written

The number of option contracts written and the premiums received by the Fund during the six months ended June 30, 2013, were as follows:

Written Call Options
	Number of Contracts	Premium Received
Options outstanding, beginning of period	29	$ 3,729
Options written	1,396	102,797
Options exercised	(169)	(24,347)
Options expired	(660)	(35,884)
Options closed	(54)	(10,055)
Options outstanding, end of period	542	$ 36,240

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Investment Partners Asset Management, Inc. serves as the Fund’s investment advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2014, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)), do not exceed 2.75% per annum of the Fund’s average daily net assets for Class A shares. During the six months ended June 30, 2013 the Advisor waived fees of $51,629.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's operating expenses attributable to Class A shares are subsequently less than 2.75% of average daily net assets, the Advisor shall be entitled to be reimbursed by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 2.75% of average daily net assets for Class A. If Fund operating expenses attributable to Class A shares subsequently exceed 2.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). These deferrals and reimbursements will expire as follows: $107,271 expiring on December 31, 2013, $83,850 expiring on December 31, 2014, and $94,887 expiring on December 31, 2015.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013 (Unaudited)

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares (“Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.35% of its average daily net assets for Class A shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  During the six months ended June 30, 2013, pursuant to the Plan, Class A shares paid $14,284.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares.  The Distributor is an affiliate of GFS.  During the six months ended June 30, 2013, the Distributor did not receive underwriting commissions for sales of Class A shares.

During the six months ended June 30, 2013, T.R. Winston & Company, a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of the Fund.  The trades were cleared through Pershing LLC. For the six months ended June 30, 2013, T.R. Winston & Company received $11,603 in trade commissions.

Effective April 1, 2013, each Trustee who is not affiliated with the Trust or an investment advisor to any series of the Trust will receive a quarterly fee of $27,625 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred.  Prior to April 1, 2013 each Trustee who is not affiliated with the Trust or an advisor received a quarterly fee of $21,500.  Effective July 1, 2013, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a $30,000 annual fee, and the Audit Committee Chairman receives a $15,000 additional annual fee, each to be paid quarterly and allocated between Northern Lights Fund Trust and Northern Lights Variable Trust.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment advisor depending on the circumstances necessitating the Special Meeting.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.   None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013 (Unaudited)

5.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following periods was as follows:

Fiscal Year Ended December 31, 2012				Fiscal Year Ended December 31, 2011
Ordinary Income	Long-Term Capital Gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Total
$ 78,601	$ 8,585	$ 399	$ 87,585	$ 162,038	$ 184,984	$ 347,022

As of December 31, 2012, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carry Forwards	Post October & Late Year Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
$ -	$ -	$ (75,211)	$ (20,128)	$ (867,757)	$ (963,096)

The difference between book basis and tax basis unrealized depreciation, undistributed ordinary income and undistributed long-term gains is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open section 1256 contracts and tax adjustments for partnerships, real estate investment trusts and passive foreign investment companies.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $15,164.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $4,964.

At December 31, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Short-Term	Long-Term	Total	Expiration
$ -	$ 75,211	$ 75,211	Non-Expiring

Permanent book and tax differences, primarily attributable to the tax treatment of distributions and foreign currency gains, and adjustments for partnerships, real estate investment trusts and grantor trusts, resulted in reclassification for the period ended December 31, 2012 as follows:

Paid in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments, Options Written and Foreign Currency Transactions
$ (399)	$ (53,405)	$ 53,804

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013 (Unaudited)

6. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

7. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Investment Partners Opportunities Fund

EXPENSE EXAMPLES

June 30, 2013 (Unaudited)

As a shareholder of the Investment Partners Opportunities Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Investment Partners Opportunities Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	01/01/2013	06/30/2013	01/01/2013 – 06/30/2013*
Actual	$1,000.00	$ 1,041.30	$13.92
Hypothetical (5% return before expenses)	$1,000.00	$1,011.16	$13.71

*    Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, 2.75%, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-390-0440 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-390-0440.

INVESTMENT ADVISOR

Investment Partners Asset Management, Inc.

One Highland Avenue

Metuchen, NJ 08840

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date  09/03/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date     09/03/2013

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

09/03/2013